Confidential March 8, 2023 1 HNI to Acquire Kimball International Investor Briefing EXHIBIT 99.2

Forward-Looking Statement 2 This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, which involve inherent risks and uncertainties. Any statements about HNI’s, Kimball International’s or the combined company’s plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Such statements are identified as those that include words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue,” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may,” or similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates, and other important factors that change over time and could cause actual results to differ materially from any results, performance, or events expressed or implied by such forward-looking statements. Such forward-looking statements include but are not limited to statements about the benefits of the business combination transaction between HNI and Kimball International (the “Transaction”), including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those projected. In addition to factors previously disclosed in HNI’s and Kimball International’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”) and those identified elsewhere in this document, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the occurrence of any event, change, or other circumstance that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between HNI and Kimball International; the outcome of any legal proceedings that may be instituted against HNI or Kimball International; the possibility that the Transaction does not close when expected or at all because required regulatory, shareholder, or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Transaction); the risk that the benefits from the Transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which HNI and Kimball International operate; the ability to promptly and effectively integrate the businesses of HNI and Kimball International; the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; reputational risk and potential adverse reactions of HNI’s or Kimball International’s customers, employees or other business partners, including those resulting from the announcement or completion of the Transaction; the dilution caused by HNI’s issuance of additional shares of its capital stock in connection with the Transaction; the diversion of management’s attention and time from ongoing business operations and opportunities on merger-related matters; and the impact of the global COVID-19 pandemic on HNI’s or Kimball International’s businesses, the ability to complete the Transaction or any of the other foregoing risks. These factors are not necessarily all of the factors that could cause HNI’s, Kimball International’s or the combined company’s actual results, performance, or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other unknown or unpredictable factors also could harm HNI’s, Kimball International’s or the combined company’s results. All forward-looking statements attributable to HNI, Kimball International, or the combined company, or persons acting on HNI ’s or Kimball International’s behalf, are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and HNI and Kimball International do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If HNI or Kimball International update one or more forward- looking statements, no inference should be drawn that HNI or Kimball International will make additional updates with respect to those or other forward-looking statements. Further information regarding HNI, Kimball International and factors which could affect the forward-looking statements contained herein can be found in HNI’s Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, and its other filings with the SEC, and in Kimball International’s Annual Report on Form 10-K, its Quarterly Reports on Form 10- Q, and its other filings with the SEC.

Disclaimer 3 No offer of solicitation Additional information about the merger and where to find it This communication is for informational purposes only and is not an offer to purchase, nor a solicitation of an offer to sell , subscribe for or buy any securities, nor the solicitation of any vote or approval in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.1 In connection with the Transaction, HNI will file with the SEC a Registration Statement on Form S-4 to register the shares of HNI capital stock to be issued in connection with the Transaction. The Registration Statement will include a proxy statement of Kimball International that also constitutes a prospectus of HNI. The definitive joint proxy statement/prospectus will be sent to the shareholders of Kimball International seeking their approval of the Transaction and other related matters. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 WHEN THEY BECOME AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE JOINT PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING HNI, KIMBALL INTERNATIONAL, THE TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by HNI or Kimball International through the website maintained by the SEC at http://www.sec.gov or from HNI at its website, www.hnicorp.com, or from Kimball International at its website, www.kimballinternational.com. PARTICIPANTS IN THE SOLICITATION HNI, Kimball, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Kimball International in connection with the Transaction under the rules of the SEC. Information about the interests of the directors and executive officers of HNI and Kimball International and other persons who may be deemed to be participants in the solicitation of shareholders of Kimball International in connection with the Transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the joint proxy statement/prospectus related to the Transaction, which will be filed with the SEC. Additional information about HNI, the directors and executive officers of HNI and their ownership of HNI common stock is also set forth in the definitive proxy statement for HNI ’s 2022 Annual Meeting of Shareholders, as filed with the SEC on Schedule 14A on April 1, 2022, and other documents subsequently filed by HNI with the SEC. Additional information about Kimball International, the directors and executive officers of Kimball International and their ownership of Kimball International common stock can also be found in Kimball International’s definitive proxy statement in connection with its 2022 Annual Meeting of Shareholders, as filed with the SEC on September 7, 2022, and other documents subsequently filed by Kimball International with the SEC. Free copies of these documents may be obtained as described above.

Presenters 4 Chairman, President, and CEO Jeff Lorenger Marshall Bridges Senior Vice President and CFO Kristie Juster CEO

Agenda 5 Strategic Benefits Transaction Overview Financial Benefits Conclusion

Compelling Combination to Significantly Benefit All Stakeholders 6 Expands presence in high growth secondary geographies Highly complementary product portfolio positioned for post- pandemic trends Creates a more efficient and resilient company with robust and diverse revenue streams Strong cultural alignment across organizations Significant value creation 1 2 3 4 5

Kimball International At A Glance 7 $719M CY 2022 Revenue $53M CY 2022 Adj. EBITDA 2,400+ Employees 6 Indiana Locations 2 Kentucky Locations Key Statistics Brands 8 Mfg. Locations

Portfolio Well-Positioned to Capitalize on Post-Pandemic Trends 8 The office is evolving into a place to foster collaboration and culture development as companies return to hybrid or fully in-person settings Ancillary products (including soft seating and other products that are used in collaborative settings) provide the flexibility and aesthetics that employers are looking for in the post-pandemic environment Secondary geographies (outside major metros) are experiencing a faster return to office and benefiting from population migration Kimball International has a strong, long-term presence, established relationships and noticeable momentum in these key geographic areas Kimball International Revenue by Products Kimball International Revenue by Geographies ANCILLARY PRODUCTS 79% SECONDARY GEOGRAPHIES 88% Ancillary Systems Secondary Major

Transaction Summary 9 Consideration • HNI is acquiring Kimball International for $9.00 in cash and 0.1301 shares of HNI stock for each share of Kimball International common stock, implying 70% cash and 30% stock consideration for the offer ‒ Total implied per share consideration: $12.90 based on HNI’s closing share price as of March 7, 2023, the last day prior to today’s announcement ‒ Implied valuation multiple: 6.8x calendar year 2022 adjusted EBITDA, inclusive of synergies ‒ Implied premium: 81% on KBAL’s 30-day VWAP • Total consideration to Kimball International common shareholders of approximately $485 million, with a total enterprise value of approximately $531 million, including approximately $46 million in Kimball International net debt Ownership • HNI shareholders will own approximately 90% of the combined company and Kimball International shareholders will own approximately 10% Financing • Commitments from Wells Fargo and US Bank for $440 million of bridge loan financing • Permanent financing expected to include a new unsecured term loan facility and an amended unsecured revolving credit facility, which will be used to fund the cash portion of the purchase price and pay expenses related to the transaction • Pro forma closing net leverage expected to be 2.3x LTM 6/30/2023E adjusted EBITDA, inclusive of synergies • Modest level of closing leverage provides flexibility to support future growth Financial Benefits • $25 million in run-rate cost synergies expected be achieved within three years from close, including $12.5 million of COGS savings and $12.5 million of SG&A savings • Combined pro forma 2022 annual revenue of approximately $3.1 billion and combined pro forma 2022 CY adjusted EBITDA of $290 million, inclusive of synergies • Potential revenue benefits from highly complementary brand positions and product portfolios and positions in high growth secondary geographies Conditions / Timing • Subject to the receipt of required regulatory approval, approval by Kimball International shareholders, and the satisfaction of other customary closing conditions • Expected to close mid-2023

10 Growth Opportunities 1 2 3 4 HNI and Kimball International combined will have a broader, more comprehensive product offering, tailored go-to-market strategies and enhanced manufacturing capabilities Kimball International’s strong presence in secondary geographic areas and expertise in ancillary products will further enable the combined company to benefit from post-pandemic trends Enhanced manufacturing capabilities to better serve customers Continue to invest in existing revenue and cost initiatives

Anticipated Synergies 11 Operating Expenses 50% Cost of Goods Sold 50% Identified and anticipated opportunities within COGS and OpEx will contribute significantly to overall EBITDA margins • Highly complementary portfolio expands reach in high-growth product categories and geographies • $25 million of expected run-rate cost synergies • Synergies arising from business consolidation, procurement savings, logistics integration, and improved efficiency • Expected to achieve full run-rate synergies within three years of closing Cost Synergies Revenue Benefits Breakdown of Cost Synergies

66% 29% 5% 77% 23% Combined Pro Forma View of the Combined Company 12 63% 37% Workplace Furnishings Residential Building Products Workplace & Health Other Residential Building Products Workplace Furnishings & Health Other 1 Inclusive of $25mm of synergies CY 2022 Revenue Composition Facility Footprint Kimball International RevenueHNl Revenue CY 2022 Combined Pro Forma Revenue Composition 9%+ PF 2022 EBITDA Margin1 Manufacturing (4) Manufacturing & Distribution (6) Distribution (4) Manufacturing (8) *Not shown: other distribution and office locations Iowa Indiana *Not shown: 1 India and 1 Mexico manufacturing location Combined Pro Forma Revenue $2.4B $719M $3.1B

A Shared Focus on ESG Initiatives

HNI

Redefining Tomorrow

Recognized in 2018, 2019, 2020, and 2021 for diversity within the Board of Directors

Recognized as one of America's Most Responsible Companies by Newsweek in 2019, 2020, 2021, and 2022

Reducing Impacts

Reduced emissions on biomass hearth products to meet or exceed EPA standards

Sourced 100% renewable electricity since 2020

Removed over 2.5 million pieces of Styrofoam packaging

Respecting People

Signatory to the U.N. Global Compact, with commitment to its Sustainable Development Goals

Signed the Diversity & Inclusion pledge and part of the EPIC Corporate Challenge

Launching of the HNI Belong Initiative

$2.7 million+ in donations through the HNI Charitable Foundation

Kimball International

Environmental Management & Sustainability

Commitment to climate change and energy management

Targeted focus on the reduction of waste and water use

Product Quality & Safety

ISO-certified quality management systems
Product offerings that conform to BIFMA safety standards

Responsible Supply Chain Management

Goal of having 90% of strategic suppliers signing the Kimball International Business Code of Conduct

Focus on empowering minority enterprises through the Supplier Diversity Policy

Diversity, Equity, Inclusion & Belonging (DEIB)

Establishment of a dedicated DEIB governance group

Focusing of community support efforts through the Kids In Need Foundation

Investing In Our People

Emphasis on talent development and retention through various Leadership Development Programs

Culture of employee engagement and wellness

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Compelling Combination to Significantly Benefit All Stakeholders 14 Expands presence in high growth secondary geographies Highly complementary product portfolio positioned for post- pandemic trends Creates a more efficient and resilient company with robust and diverse revenue streams Strong cultural alignment across organizations Significant value creation 1 2 3 4 5

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